Exhibit 10.9

FIRST MODIFICATION AGREEMENT

DATE:		June 12, 2015.
PARTIES:	Borrower:	COLE REAL ESTATE INCOME STRATEGY (DAILY NAV) OPERATING PARTNERSHIP, LP, a Delaware limited partnership
	Administrative Agent for the Lenders:	JPMORGAN CHASE BANK, N.A.
	Lenders:	Lenders that are signatories hereto

RECITALS

A.        All undefined capitalized terms used herein shall have the meaning given them in the Amended and Restated Credit Agreement dated as of September 12, 2014, among Borrower, Administrative Agent and the Lenders defined therein (the “Credit Agreement”). Pursuant to the Credit Agreement, the Lenders have extended to Borrower a credit facility (“Loan”) in a maximum principal amount not to exceed $100,000,000.00 at any time (subject to potential increases up to an aggregate maximum principal amount of $750,000,000.00).

B.        The Loan is secured by the property described in certain of the Loan Documents.

C.        The Continuing Guaranty dated as of September 12, 2014, from Cole Real Estate Income Strategy (Daily NAV), Inc., a Maryland corporation, and the Subsidiary Guarantors that are a party thereto (including each counterpart agreement and amendment thereto, the “Guaranty”) was delivered to Administrative Agent for the benefit of the Lenders and guarantees the Loan.

D.        Borrower has requested certain amendments to the Credit Agreement as described herein. The undersigned Lenders are willing to agree to such amendments pursuant to the terms and conditions of this First Modification Agreement (this “Agreement”).

AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Administrative Agent and the Lenders agree as follows:

SECTION 1.    ACCURACY OF RECITALS.

Borrower acknowledges the accuracy of the Recitals.

SECTION 2.    MODIFICATIONS.

2.1        The Credit Agreement (including the Schedules thereto) is amended as needed to conform the Credit Agreement to the blackline of the Credit Agreement attached hereto as Annex 1 (the “Conformed Credit Agreement”). The parties agree that after the date hereof, the Credit Agreement shall read as set forth in, and shall have the terms, covenants, conditions and other provisions of, the Conformed Credit Agreement. The original signature pages and Exhibits to the Credit Agreement are deemed attached to the Conformed Credit Agreement. Notwithstanding that the cover page of the Conformed Credit Agreement is dated “as of September 12, 2014”, the changes to the Credit Agreement effected by this Agreement shall be effective as of the date this Agreement. The conditions set forth in Section 4.01 of the Conformed Credit Agreement were those conditions applicable to the initial Closing Date of September 12, 2014. The conditions to effectiveness applicable to this Agreement are those set forth in Section 6 hereof.

2.2        Subject to the terms and conditions set forth herein, each Term Lender severally agrees to make an additional disbursement under its portion of the Term Loan to the Borrower in Dollars on the date hereof, in an amount equal to the excess of such Lender’s Term Commitment as shown on Schedule 2.01 to the Conformed Credit Agreement over such Lender’s Term Commitment immediately prior to giving effect hereto; provided, however, to the extent the outstanding principal amount of the Revolving Loans held by such Lender exceeds such Lender’s Revolving Commitment, such excess shall be reallocated from such Lender’s Revolving Loans to the portion of the Term Loan held by such Lender.

SECTION 3.    RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL.

The Loan Documents, including without limitations all agreements, representations and warranties therein, are ratified and affirmed by Borrower and shall remain in full force and effect, as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Borrower in the Loan Documents.

SECTION 4.    BORROWER REPRESENTATIONS AND WARRANTIES.

Borrower represents and warrants to Administrative Agent and the Lenders:

4.1        No Event of Default or Default has occurred and is continuing.

4.2        There has been no material adverse change in the financial condition of Borrower or any other member of the Consolidated Group from the most recent financial statement received by Administrative Agent.

4.3        All representations and warranties made by Borrower and set forth in the Loan Documents are true and correct in all material respects on the date hereof, except to the extent such representations and warranties refer to an earlier date, in which case they shall be true and correct, in all material respects, as of such earlier date.

4.4        As of the date hereof, Borrower knows of no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents.

4.5        All Equity Interests encumbered by the Collateral Assignment Agreement, (i) are general intangibles under the Uniform Commercial Code as adopted in the States of Delaware and New York, and (ii) are book entry and there are no certificates issued or outstanding with respect thereto.

4.6        This Agreement and the Loan Documents are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms, subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium, or other similar laws relating to or affecting the rights of creditors generally and by equitable principles of general application.

4.7        Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents. The execution and delivery of this Agreement and the performance of the Loan Documents have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.

SECTION 5.    CONSENT OF LENDERS.

The undersigned Lenders consent to the modifications to the Credit Agreement contained in SECTION 2 of this Agreement.

SECTION 6.    CONDITIONS PRECEDENT.

The agreement of the Lenders regarding the terms hereof shall not be binding upon the Lenders until the Administrative Agent and Required Lenders have executed and delivered this Agreement, and the Administrative Agent has received, at Borrower’s expense, all of the following, all of which shall be in form and content satisfactory to the Administrative Agent and shall be subject to approval by the Administrative Agent:

6.1        An original of this Agreement fully executed by Borrower;

6.2        An original of the attached Consent and Agreement of Guarantor fully executed by Guarantors;

6.3        An original of the attached Consent and Agreement of each Subordinated Creditor fully executed by Advisor (defined in the Advisor Fee Subordination Agreement) and by Series C, LLC, an Arizona limited liability company;

6.4        The Borrower shall have paid to the Administrative Agent the fees the Administrative Agent has required for this Agreement to become effective.

6.5        An opinion of counsel in form and content acceptable to the Administrative Agent, which opinion of counsel may be a component of an opinion of counsel issued on matters and transactions beyond the scope of this Agreement;

6.6        Certificates of the Borrower and the Guarantors regarding authority, execution and delivery of this Agreement, which certificates may be a component of other certificates issued on matters and transactions beyond the scope of this Agreement; and

6.7        Payment of all reasonable out-of-pocket external costs and expenses incurred by the Administrative Agent in connection with this Agreement (including, without limitation, outside attorneys costs, expenses, and fees).

SECTION 7.    BINDING EFFECT.

This Agreement shall be binding upon and shall inure to the benefit of Borrower, Administrative Agent and the Lenders and their permitted successors and assigns.

SECTION 8.    CHOICE OF LAW.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 9.    COUNTERPART EXECUTION.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

[Signatures on Following Pages]

DATED as of the date first above stated.

BORROWER: COLE REAL ESTATE INCOME STRATEGY (DAILY NAV) OPERATING PARTNERSHIP, LP, a Delaware limited partnership, as Borrower

By:	COLE REAL ESTATE INCOME STRATEGY (DAILY NAV), INC., a Maryland corporation, general partner
By: /s/ Simon J. Misselbrook Name: Simon J. Misselbrook Title: Chief Financial Officer and Treasurer

ADMINISTRATIVE AGENT: JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Ryan M. Dempsey
Name:	Ryan M. Dempsey
Title:	Authorized Officer

[Signature Page to Consent and Agreement of Subordinated Creditor]

LENDERS: JPMORGAN CHASE BANK, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Ryan M. Dempsey
Name:	Ryan M. Dempsey
Title:	Authorized Officer

[Signature Page to Consent and Agreement of Subordinated Creditor]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Troy Lyscio

Name:	Troy Lyscio

Title:	Senior Vice President

[Signature Page to Consent and Agreement of Subordinated Creditor]